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                                                                    Exhibit 2d.3
                                                                    ------------
DRAFT SHARE CERTIFICATE
-----------------------

                          ORGANIZED AND EXISTING UNDER
                          AND BY VIRTUE OF THE LAWS OF
                        THE COMMONWEALTH OF MASSACHUSETTS


                         WESTERN ASSET PREMIER BOND FUND
  Number                                                               Shares
  ------                                                               ------


 COMMON SHARE(S)     THIS CERTIFICATE IS TRANSFERABLE IN
       OF         CANTON, MA, JERSEY CITY, NJ, OR NEW YORK, NY     CUSIP
   BENEFICIAL                                                  SEE REVERSE FOR
    INTEREST                                                 CERTAIN DEFINITIONS
  NO PAR VALUE


         This certifies that _____________________ is the owner of __________
fully paid and non-assessable common shares of beneficial interest of Western Asset Premier Bond Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of December 17, 2001, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            WITNESS the facsimile seal of the Fund and the facsimile
                   signatures of its duly authorized officers.


Dated:
Countersigned and Registered:
   EquiServe Trust Company, N.A.
    Transfer Agent and Registrar

BY:


_____________________          _____________________       _____________________
 Authorized Signature          Treasurer                   President

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         The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation    Equivalent                                        Abbreviation                Equivalent
------------    ----------                                        ------------                ----------
JT TEN          As joint tenants, with rights of survivorship     TEN IN COM                  As tenants in common
                and not as tenants in common                      TEN BY ENT                  As tenants by the entireties
                                                                  UNIF TRANSFERS MIN ACT      Uniform Transfers to Minors Act

Abbreviation    Equivalent                                        Abbreviation                Equivalent
------------    ----------                                        ------------                ----------
ADM             Administrator(s)                                  FDN                         Foundation
                Administratrix                                    PL                          Public Law
AGMT            Agreement                                         TR                          (As) trustee(s) for, of
CUST            Custodian for                                     UA                          Under Agreement
EST             Estate, Of estate of                              UW                          Under will of, Of will of,
EX              Executor(s), Executrix                                                        Under last will & testament
FBO             For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                       TRANSFER FORM
                                       -------------

FOR VALUE RECEIVED, _______________________________ hereby sell, assign and
transfer unto:                  (I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE___________

________________________________________________________________________________
Please print or typewrite name and address (including postal zip code of assignee)
_______________________________________________________________________________

__________________________ Common Shares of Beneficial Interest represented by this Certificate, and do hereby irrevocably constitute and appoint

________________________________________________ Attorney, to transfer said shares on on the books of the Fund with full power of substitution in the premises.

Dated _________________, _____


                                       Signature(s)_____________________________
Signature Guaranteed By                            (The signature of this
                                                   assignment must correspond
                                                   exactly with the name as
                                                   written upon the face of this
                                                   Certificate in every
                                                   particular, without
                                                   alteration or enlargement or
                                                   any change whatsoever. If
                                                   more than one owner, all must
                                                   sign.)
_________________________________
(Signature must be guaranteed by
a commercial bank or trust
company or member firm of any
national stock exchange.)

                                IMPORTANT NOTICE

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

         Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.